THIRD AMENDMENT TO
                    REVOLVING CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Amendment") made as of this 1st day of October, 1997, by and among WDN PROPERTIES, LTD., a Texas limited partnership ("Borrower"), WALDEN RESIDENTIAL PROPERTIES, INC., a Maryland corporation ("Walden"), WALDEN RESIDENTIAL OPERATING PARTNERSHIP, L.P., a Georgia limited partnership ("WROP"), WDN PROPERTIES, INC., a New York corporation ("WDN Properties"; Walden, WROP and WDN Properties are sometimes hereinafter referred to collectively as the "Initial Guarantors"), WALDEN/DREVER OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("Additional Guarantor"; the Initial Guarantors and the Additional Guarantor are sometimes hereinafter referred to collectively as the "Guarantors"), BANKBOSTON, N.A. (formerly known as The First National Bank of Boston), individually ("BKB"), BANK OF MONTREAL, CHICAGO BRANCH ("BOM"), CORESTATES BANK, N.A. ("CoreStates"), DRESDNER BANK AG NEW YORK AND GRAND CAYMAN BRANCHES ("Dresdner"), KEYBANK NATIONAL ASSOCIATION ("Key Bank"), SIGNET BANK ("Signet"; BKB, BOM, CoreStates, Dresdner, Key Bank and Signet are hereinafter referred to collectively as the "Banks"), and BANKBOSTON, N.A. (formerly known as The First National Bank of Boston), as Agent (the "Agent").


                        W I T N E S E T H:

     WHEREAS, Borrower, Agent and the other banks a party thereto entered into that certain Revolving Credit Agreement dated December 4, 1996, as amended by that certain First Amendment to Revolving Credit Agreement dated as of April 23, 1997 among the Borrower, the Initial Guarantors, the Banks and the Agent and that certain Second Amendment to Revolving Credit Agreement dated as of June 27, 1997 among the Borrower, the Initial Guarantors, the Banks and the Agent (collectively the "Credit Agreement"); and

     WHEREAS, Initial Guarantors have executed and delivered to the Agent and the Banks that certain Unconditional Guaranty of Payment and Performance dated December 4, 1996 (the "Guaranty"); and

     WHEREAS, Borrower has requested that Agent and the Banks modify and amend certain terms and provisions of the Credit
Agreement to permit Walden to consummate the proposed acquisition of interests in a portfolio of properties; and

     WHEREAS, as a condition to such modification, Agent and the Banks have required that Borrower and Guarantors execute this Amendment;

     NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

     1. Definitions. All terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

     2.   Modification of the Credit Agreement.  Borrower, the
Banks and Agent do hereby modify and amend the Credit Agreement as follows:

          (a) By inserting the following definition in Section 1.1 Credit Agreement:

          "WDOP.  Walden/Drever Operating Partnership, L.P., a
          Delaware limited partnership.";

          (b) By deleting the words and numbers "twenty-eight percent (28%)" appearing in the second (2nd) line of the second
(2nd) paragraph on page 13 of the Credit Agreement, and inserting in lieu thereof the words and numbers "fifty percent (50%)";

          (c) By inserting the following sentence at the end of the second (2nd) paragraph on page 13 of the Credit Agreement:

               "Notwithstanding anything herein to the contrary, the Real Estate owned by Subsidiaries of Additional
          Guarantor in the projects to be acquired on or about the date hereof in the transaction with Drever Partners, Inc.
          shall not be precluded from consideration as Unencumbered Operating Properties because such assets are not owned by WDOP in fee simple, and shall be considered as Unencumbered Operating Properties in the event that all other requirements relating to an asset being considered as an Unencumbered Operating Property are satisfied
          (which requirements, for the purposes hereof, shall be applied at the level of WDOP, the underlying Real Estate and the Persons that own the underlying Real Estate, provided that WDOP directly or indirectly owns 100% of the interests in the general partners of such Subsidiaries of WDOP and not less than 100% of the limited partner interests in each Subsidiary, and provided further that the terms of Section 7.19 are and continue to be satisfied at all times.";

          (d) By inserting the words "; provided that no more than forty percent (40%) of the Asset Value of the Unencumbered
Operating Properties may be located in Houston, Texas until October
1, 1998, and thereafter such Asset Value shall not exceed thirty percent (30%) as provided above" following the words "the purposes hereof)" appearing in the last line of Section 7.14(a)(ii) of the Credit Agreement;

          (e)  By deleting the words and numbers "twenty percent
(20%)" appearing in the fourth (4th) line of Section 7.19(g) of the Credit Agreement, and inserting in lieu thereof the words and numbers
"fifty percent (50%)";

          (f) By inserting the words "(provided, however, that with respect to senior unsecured recourse Indebtedness of Walden only, the aggregate outstanding amount of such Indebtedness (excluding the Obligations, but including any of such Indebtedness permitted within the five percent (5%) threshold described above) shall not exceed fifty percent (50%) of Walden's Consolidated Total Assets)" following the words "Walden's Consolidated Total Assets" appearing in the fourth (4th) line of Section 8.1(h) of the Credit Agreement; and

          (g)  By deleting the number "1.60" appearing in the third
(3 rd) line of Section 9.2(c) of the Credit Agreement, and inserting in lieu thereof the number " 1.25".

     3. Additional Guaranty. Contemporaneously with the execution of this Amendment, Additional Guarantor has executed and delivered to Agent for the benefit of Agent and the Banks that certain Unconditional Guaranty of Payment and Performance (the "Additional Guaranty"). The parties hereto acknowledge and agree that from and after the date hereof, Additional Guarantor shall be an "Additional Guarantor" pursuant to the terms of the Credit Agreement, the Additional Guaranty shall be a "Guaranty" for the purposes of the Credit Agreement, and Walden, as the general partner of Additional Guarantor, shall be a "General Partner for the purposes of the Credit Agreement. The Borrower and Additional Guarantor hereby restate and reaffirm with respect to Additional Guarantor each and every representation and warranty in the Loan Documents made by or with respect to Guarantors and their general partners as if the same were more fully set forth herein, and represent and warrant that each such representation and warranty is true and correct with respect to Additional Guarantor and its general partner, and that all covenants and agreements in the Loan Documents of the Guarantors and their general partners are true and correct with respect to Additional Guarantor.

     4.   References to Credit Agreement.  All references in the
Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as modified and amended herein.

     5. Consent. By execution of this Amendment, Guarantors hereby expressly consent to the modifications and amendments relating to the Credit Agreement as set forth herein, and Borrower and Guarantors hereby acknowledge, represent and agree that the Loan Documents (including without limitation the Guaranty and the Additional Guaranty) remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors enforceable against such Persons in accordance with their respective terms, that the Guaranty extends to and applies to the Credit Agreement as modified and amended, and that the execution and delivery of this Amendment does not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of Borrower's or Guarantors' obligations under the Loan Documents (including without limitation the Guaranty and the Additional Guaranty).

     6. Representations. Borrower and Guarantors represent and warrant to Agent and the Banks as follows:

          (a) Existence. Additional Guarantor is a Delaware limited partnership duly organized pursuant to a limited partnership agreement dated August 12, 1997 and is validly existing and in good standing under the laws of Delaware. Additional Guarantor has all requisite power to own its property and conduct its business as now conducted and presently contemplated, and is in good standing as a foreign entity and is duly authorized to do business in each jurisdiction where a failure to be so qualified in such jurisdiction could have a materially adverse effect on the business, assets or financial condition of Additional Guarantor.

          (b) Subsidiaries. Each of the Subsidiaries of Additional Guarantor (i) is a corporation, limited partnership, limited liability company or trust duly organized under the laws of its State of organization and is validly existing and in good standing under the laws thereof, (ii) has all requisite power to own its property and conduct its business as now conducted and as presently contemplated, and (iii) is in good standing and is duly authorized to do business in each jurisdiction where the Unencumbered Operating Properties of the Subsidiaries of Additional Guarantor are located and in each other jurisdiction where a failure to be so qualified could have a materially adverse effect on the business, assets or financial condition of the Additional Guarantor or such Subsidiary. Schedule I attached hereto sets forth all of the Subsidiaries of Additional Guarantor, the form and jurisdiction of organization of each of the Subsidiaries, and WDOP's, Walden's and the other Subsidiaries of Walden's ownership interest therein.

          (c) Partners. Walden is the sole general partner of Additional Guarantor and owns a one percent (1%) partnership interest in Additional Guarantor. WDN Properties, Inc. is a limited partner of Additional Guarantor and owns a ninety-nine percent (99%) partnership interest in Additional Guarantor; provided, however, that after the consummation of a pending transaction involving Drever Partners, Inc., such partnership interests shall be reduced to not less than forty percent (40%).

          (d) Authorization. The execution, delivery and performance of this Amendment and the Additional Guaranty and the transactions contemplated hereby and thereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of such Persons or any of its properties or to which any of such Persons is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or fights of such Persons.

          (e) Enforceability. The execution and delivery of this Amendment and the Additional Guaranty are valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

          (f) Approvals. The execution, delivery and performance of this Amendment and the Additional Guaranty and the transactions contemplated hereby and thereby do not require the approval or consent of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.

          (g) No Fraudulent Intent. Neither the execution and delivery of this Amendment nor the Additional Guaranty nor the performance of any actions required hereunder or any of the Loan Documents (including without limitation the Additional Guaranty) is being undertaken by the Borrower or any Guarantor with or as a result of any actual intent by any of such Persons to hinder, delay or defraud any entity to which any of such Persons is now or will hereafter become indebted.

          (h) Transaction in Best Interests of Borrower; Consideration. The transaction evidenced by this Amendment is in the best interests of the Borrower and the Guarantors and the creditors of such Persons, the direct and indirect benefits to inure to the Borrower and the Guarantors pursuant to this Amendment and the other Loan Documents (including without limitation the Additional Guaranty) constitute substantially more than "reasonably equivalent value" (as such term is used in Section 548 of the Bankruptcy Code) and "valuable consideration," "fair value," and "fair consideration," (as such terms are used in any applicable state fraudulent conveyance law), in exchange for the benefits to be provided by the Borrower and the Guarantors pursuant to this Amendment and the other Loan Documents (including without limitation the Additional Guaranty), and but for the willingness of the Guarantors to guaranty the Loan, Borrower would be unable to obtain the approval of the Banks of this Amendment and Additional Guarantor would be unable to obtain separate financing which separate financing will enable Walden and its Subsidiaries (including the Guarantors) to have available financing to conduct and expand their business.

     7.   No Default.  By execution hereof, the Borrower and
Guarantors certify that the Borrower and Guarantors are and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment and the Additional
Guaranty, and that no Default or Event of Default has occurred and is continuing.

     8. Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that Borrower and Guarantors have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Agent or any of the Banks, or any past or present officers, agents or employees of Agent or any of the Banks, and each of Borrower and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

     9. Conditions to Effectiveness of Amendment. The effectiveness of this Amendment shall be conditioned upon the receipt by the Agent of the Additional Guaranty duly executed by Additional Guarantor, a contribution agreement among Borrower and the Guarantors in form and substance satisfactory to the Agent and each and every other document, certification, opinion or other item set forth in Section 10 of the Credit Agreement applicable to Guarantors, general partners of Guarantors, or Loan Documents executed by Guarantors.

     10. Ratification. Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement as modified and amended herein. Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents.

     11. Amendment as Loan Document. This Amendment shall constitute a Loan Document.

     12. Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

     13. Miscellaneous. This Amendment shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.

     IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.

                              BORROWER:

                              WDN PROPERTIES, LTD., a Texas
                              limited
                              partnership, by it sole general
                              partner

                              By:  Walden Residential Properties, Inc.,
                                   a Maryland corporation


                                   By:
                                        Name:
                                        Title:


                              [CORPORATE SEAL]


                              INITIAL GUARANTORS:

                              WALDEN RESIDENTIAL PROPERTIES, INC.,
                              a Maryland corporation


                              By:
                                   Name:
                                   Title:



                              [CORPORATE SEAL]

                              WALDEN RESIDENTIAL OPERATING
                              PARTNERSHIP, L.P. a Georgia limited
                              partnership, by its sole general
                              partner

                              By:  Walden Operating, Inc., a
                                   Delaware corporation


                                   By:
                                        Name:
                                        Title:


                              [CORPORATE SEAL]

                              WDN PROPERTIES, INC., a New York
                              corporation


                              By:
                                   Name:
                                   Title:



                              [CORPORATE SEAL]


                              ADDITIONAL GUARANTOR:

                              WALDEN/DREVER OPERATING PARTNERSHIP,
                              L.P., a Delaware limited partnership

                              By:  Walden Residential Properties, Inc.,
                                   a Maryland corporation,
                                   its sole general partner


                                   By:
                                        Name:
                                        Title:


                              [CORPORATE SEAL]

                              BANKBOSTON, N.A. (formerly known as
                              The First National Bank of Boston),
                              individually and as Agent


                              By:
                                   Name:
                                   Title:



                              [BANK SEAL]

                              BANK OF MONTREAL, CHICAGO BRANCH


                              By:
                                   Name:
                                   Title:


                              CORESTATES BANK, N.A.


                              By:
                                   Name:
                                   Title:


                              DRESDNER BANK AG NEW YORK AND GRAND
                              CAYMAN BRANCHES


                              By:
                                   Name:
                                   Title:




                              KEYBANK NATIONAL ASSOCIATION


                              By:
                                   Name:
                                   Title:



                              SIGNET BANK


                              By:
                                   Name:
                                   Title:



                              SCHEDULE 1

                         SUBSIDIARIES OF WDOP





















I:\FINANCE\SECFIL~1\10-K-97\EX-10-11.WPD
1      RKM:mvm:lg      11/11/97

                           Schedule 1A

                           PARTNERSHIPS


Name
General
Partners(s)
Project


Apartment Opportunity Fund, L.P.
AOF Newgen, L.P.
Villas at Indian Trails, Atlanta, GA
Audubon Square, Austin, TX
Lakes of Renaissance, Austin, TX
Oakridge, Austin, TX
Arbor Creek, Dallas, TX
Brittany Park, Dallas, TX
Casa Valley, Dallas, TX
Trinity Oakes, Dallas, TX
Ashton Woods, Houston, TX
Briarcrest, Houston, TX
Cimarron Parkway, Houston, TX
Harbor Pointe, Houston, TX
Hidden Lake, Houston, TX
Pathway, Houston, TX
Pine Creek, Houston, TX
Wimbledon, Houston, TX
Woodborough, Houston, TX
Woodchase, Houston, TX
Crestwood, Phoenix, AZ
Fairways, Phoenix, AZ
Garden Place, Phoenix, AZ


Apartment Opportunity Fund II, L.P.
AOF II, Inc.
Saratoga Springs, Atlanta, GA
Shannon Chase, Atlanta, GA
Shadow Creek, Austin, TX
The Rafters, Corpus Christi, TX
Willowick, Corpus Christi, TX
Bent Creek, Dallas, TX
Canyon Ridge, Dallas, TX
Creekwood Village, Dallas, TX
Montfort Oaks, Dallas, TX
Shadowridge Village, Dallas, TX
Trinity Mills, Dallas, TX
Bayou Oaks, Houston, TX
Cimarron Park, Houston, TX
Holiday on Hayes, Houston, TX
Northwoods, Houston, TX
Silverado, Houston, TX
Felicita Creek, San Diego, CA
Park Bonita, San Diego, CA
Sun Ridge, San Diego, CA



DMH 90 Properties
Drever Partners, Inc.
Polo Club, Austin, TX
Arbor Point, Houston, TX
Bar Harbor, Houston, TX
Central Park Condos, Houston, TX
The Charleston, Houston, TX
Harpers Mill, Houston, TX
Polo Club I, Houston, TX
Polo Club II, Houston, TX
Richmond Green, Houston, TX
Woodedge, Houston, TX


Houston Portfolio Joint Venture
Drever Partners, Inc.
The Huntley, Houston, TX
Woodlake, Houston, TX
One Cypress Landing, Houston, TX
Live Oak, Houston, TX


Village Portfolio Joint Venture
Drever Partners, Inc.
The Huntley, Houston, TX
Woodlake, Houston, TX
One Cypress Landing, Houston, TX


Fullerton Portfolio Joint Venture
Drever Partners, Inc.
The Huntley, Houston, TX
Woodlake, Houston, TX
Carriage Hill, Houston, TX
The Enclave, Houston, TX
Georgetown, Houston, TX


Houston Portfolio Joint Venture II
Drever Partners, Inc.
Carriage Hill, Houston, TX
The Enclave, Houston, TX
Georgetown, Houston, TX
Brandon Oaks, Houston, TX
Central Park Regency, Houston, TX
Colony Oaks, Houston, TX
Georgetown II, Houston, TX
Meadows on Memorial, Houston, TX
Mill Creek, Houston, TX
Stony Creek, Houston, TX


Tassajara Partners
Drever Partners, Inc.
One Cypress Landing, Houston, TX


Drever/Monticello Investors, L.P.
Drever Partners, Inc.
Monticello, Houston, TX


Cornerstone Associates, L.P.
Drever Partners, Inc.
Aston Brook, Houston, TX


Dallas/La Prada Investors, L.P.
Drever Partners, Inc.
La Prada, Dallas, TX


Lake Tranquility Investors, L.P.
Drever Partners, Inc.
Tranquility Lake, Houston, TX


Camden Oaks Joint Venture
Drever Partners, Inc.
Camden Court, Houston, TX
One Willow Park, Houston, TX


Texas Portfolio Joint Venture
Drever Partners, Inc.
Arbors of Wells Branch, Austin, TX


Westfield Partners, L.P.
Drever Partners, Inc.
One Westfield Lake, Houston, TX


Colorado Club Partners, L.P.
Drever Partners, Inc.
Colorado Club, Houston, TX


Houston Portfolio Joint Venture B
Drever Partners, Inc.
Willow Chase, Houston, TX